================================================================================

                               THE DLB FUND GROUP

                Supplement to Prospectus dated September 4, 2000

                      DLB GLOBAL SMALL CAPITALIZATION FUND

         The Board of Trustees which oversees the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") has decided to terminate the Global Small Cap Fund effective October 31, 2000, or as soon thereafter as is practicable (the "Termination Date"). In connection with the termination of the Global Small Cap Fund, the Board of Trustees has suspended the sale of the Global Small Cap Fund's shares effective July 19, 2000, except that shareholders as of July 19, 2000 will be permitted to purchase additional shares of the Global Small Cap Fund through October 2, 2000. Consequently, purchase orders for Global Small Cap Fund shares from individuals who were not shareholders of the Fund as of July 19, 2000 received on or after July 20, 2000 will be rejected by the Global Small Cap Fund, and all purchase orders for Global Small Cap Fund shares received on or after October 2, 2000 will be rejected by the Global Small Cap Fund.

         Shareholders of the Global Small Cap Fund as of July 19, 2000 have received a formal Notice of Termination which is designed to answer any questions concerning the Global Small Cap Fund's termination. As described more fully in this Notice, until the Termination Date, shareholders may choose to redeem their Global Small Cap Fund shares. If a shareholder takes no action, his or her shares will automatically be redeemed on the Termination Date and the proceeds distributed to such shareholder promptly thereafter.

                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 5, 2000


================================================================================

                               THE DLB FUND GROUP


This Prospectus offers shares of the following Funds:

    o    DLB FIXED INCOME FUND
         seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

    o    DLB VALUE FUND
         seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

    o    DLB CORE GROWTH FUND
         seeks long-term capital and income growth through investment primarily in common stocks.

    o    DLB DISCIPLINED GROWTH FUND
         seeks long-term capital appreciation.

    o    DLB ENTERPRISE III FUND
         seeks long-term capital appreciation primarily through investment in small to medium-size companies.

    o    DLB SMALL COMPANY OPPORTUNITIES FUND
         seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

    o    DLB GLOBAL SMALL CAPITALIZATION FUND
         seeks long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of investment by the Fund of up to $1.5 billion.

    o    DLB STEWART IVORY INTERNATIONAL FUND
         seeks long-term growth of capital through investment primarily in equity securities of foreign companies. Income is an incidental consideration.

    o    DLB STEWART IVORY EMERGING MARKETS FUND
         seeks long-term growth of capital primarily through equity investments that will generally be concentrated in what the Fund's investment subadvisor considers to be the developing markets around the world.

David L. Babson & Company Inc. (the "Manager") is the investment manager for each of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY STATEMENT TO THE CONTRARY IS A CRIME.


                                   PROSPECTUS
                                September 4, 2000

                                TABLE OF CONTENTS


ABOUT THE FUNDS                                                               1
    DLB Fixed Income Fund                                                     1
    DLB Value Fund                                                            5
    DLB Core Growth Fund                                                      8
    DLB Disciplined Growth Fund                                              11
    DLB Enterprise III Fund                                                  14
    DLB Small Company Opportunities Fund                                     17
    DLB Global Small Capitalization Fund                                     21
    DLB Stewart Ivory International Fund                                     25
    DLB Stewart Ivory Emerging Markets Fund                                  30


DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS                                   34

TEMPORARY DEFENSIVE POSITIONS                                                40

HOW THE FUNDS ARE MANAGED                                                    41
    The Manager                                                              41
    The Subadvisor                                                           41
    Investment Advisory Fees                                                 41
    Portfolio Managers                                                       41
    Certain Performance Information Related to Other Accounts                43

INVESTING IN THE FUNDS                                                       46
    How to Open an Account                                                   46
    How to Purchase Shares                                                   46
    How to Sell Shares                                                       47
    How Share Price is Determined                                            48
    Distribution and Service (Rule 12b-1) Plans                              49
    Principal Underwriter                                                    49

DISTRIBUTIONS                                                                50

TAXES                                                                        51

FINANCIAL HIGHLIGHTS                                                         52

APPENDIX                                                                     62
    Additional Investment Policies and Risk Considerations                   62

ABOUT THE FUNDS

DLB FIXED INCOME FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Fixed Income Fund (the "Fixed Income Fund") is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.


                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in fixed income securities.

MARKET SECTORS: The Fund invests primarily in publicly traded, domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage- and asset-backed securities, U.S. dollar-denominated bonds of foreign issuers and corporate debt securities. The Fund may invest in other fixed income securities, such as Rule 144A private placements and collateralized mortgage obligations.

MATURITY & DURATION: The Fund generally will have an average dollar weighted portfolio maturity ranging from 5 to 12 years, taking into account the average life of mortgage and asset-backed securities. The Fund generally will have a duration ranging from 3.5 to 7 years. The Fund's portfolio may include securities with maturities and durations outside these ranges.

PORTFOLIO QUALITY: The Fund will invest primarily in investment grade fixed income securities or their equivalents as determined by the Manager. An investment grade security is any security that is rated investment grade at the time of purchase (i.e., at least Baa as determined by Moody's Investors Service, Inc., or BBB as determined by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.).

SECTOR ALLOCATION: The Manager allocates the Fund's assets among the wide array of market sectors noted above based on its assessment of the relative value between the sectors.

SECURITY SELECTION: In picking individual fixed income securities of non-governmental issuers, the Manager prefers companies that possess one or more of the following characteristics:

o    Market share leader
o    Established management team
o    Strong discretionary cash flow
o    Favorable capital structure
o    Stable to growing earnings
o    High levels of tangible fixed assets
o    Conservative accounting

The Manager will also use economic analysis, interest rate trends, supply and demand trends, and sector-based credit quality ratios as factors when picking individual securities.


                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Fixed Income Fund is subject to several risks, any of which could cause you to lose money. These include:

INTEREST RATE RISK: When interest rates rise, the value of fixed income securities in the Fund's portfolio will generally fall. This risk is greater for securities and portfolios with longer maturities or durations.

CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay interest and principal when due. The value of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, a rating agency downgrades the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Credit risk is greater for lower quality and sovereign debt issues.

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

ALLOCATION RISK: The Fund will allocate its investments among various segments of the fixed income markets based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK: A mortgage-backed security matures when all mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. When interest rates fall, prepayments on mortgage loans increase. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, prepayments on mortgage loans are more likely to decrease. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than the prices of other fixed income securities when interest rates rise. Asset-backed securities not only have prepayment risks similar to mortgage-backed securities, but also have additional risks relating to the collateral securing the contracts.

RESTRICTED SECURITIES RISK: The Fund's investments in unregistered or restricted securities are subject to liquidity risk. This means that because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

          1996      1997      1998      1999
          ----      ----      ----      ----
          3.70%     9.03%     8.04%    -1.61%


Best Quarter: 3rd Quarter 1998, +4.04% Worst Quarter: 2nd Quarter 1999, -1.34% The Fund's year-to-date return through June 30, 2000 was 3.37%

================================================================================
                          Average Annual Total Returns
                     For the periods ended December 31, 1999
================================================================================
                                                  Since Inception
                              1 Year                  7/25/95
--------------------------------------------------------------------------------
Fixed Income Fund             -1.61%                   5.63%
Lehman Brothers               -0.82%                   6.13%
Aggregate Bond Index
================================================================================


The LEHMAN BROTHERS AGGREGATE BOND INDEX, a broad-based index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index and Lehman Brothers Asset-Backed Securities Index, represents an index of securities comparable to those in which the Fund invests.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.


                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              0.40%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                           0.39%
                                            ------
Total Annual Fund Operating Expenses         0.79%
Fee Waiver                                  (0.24%)
                                            ------
Net Expenses (3)                             0.55%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' notice to the other party.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
  $56          $228         $415          $956

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB VALUE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Value Fund (the "Value Fund") is long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks.

The Fund invests primarily in undervalued stocks of established companies. Ordinarily, these will be companies with large market capitalizations (generally $5 billion or greater), although the Fund may invest in companies with market capitalizations at the time of purchase of only $1 billion or greater. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

The Manager will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. The Manager will invest in common stocks of companies with an earnings and dividend ranking of "B-" or better by Standard & Poor's, or a financial strength rating of "B" or better by Value Line, measured at the time of initial investment. (For a description of these ratings, see "Appendix--Description of Stock Ratings" in the Fund's Statement of Additional Information.) The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, the Manager strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, the Manager screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, the Manager concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. The Manager then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, the Manager may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500 Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Value Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other

                           PRINCIPAL INVESTMENT RISKS

investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

OUT-OF-FAVOR RISK: This is the risk of investing in unpopular stocks. Different stocks go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index or indices with which it is compared.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

          1996      1997      1998      1999
          ----      ----      ----      ----
         23.99%    26.35%     5.25%     0.53%


Best Quarter: 1st Quarter 1998, +13.55% Worst Quarter: 3rd Quarter 1998, -17.78% The Fund's year-to-date return through June 30, 2000 was -5.55%

================================================================================
                          Average Annual Total Returns
                     For the periods ended December 31, 1999
================================================================================
                                                             Since Inception
                                      1 Year                    7/25/95
--------------------------------------------------------------------------------
Value Fund                             0.53%                     13.86%
S&P 500 Index                         21.04%                     26.03%
S&P 500 / Barra                       12.72%                     20.14%
Large Cap Value Index
================================================================================

STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The S&P 500 / BARRA LARGE CAP VALUE INDEX is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect prior to 1999. Without these limitations, the Fund's returns would have been lower.


                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              0.55%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                           0.19%
                                            ------
Total Annual Fund Operating Expenses         0.74%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
  $76          $237         $411          $918

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB CORE GROWTH FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Core Growth Fund (the "Core Growth Fund") is long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective. The Core Growth Fund was formerly known as the DLB Growth Fund.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, substantially all (but no less than 65%) of the Fund's total assets will be invested in common stocks.

The Fund believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, the Fund will seek its objective by remaining substantially fully invested in the common stocks of progressive, well managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, the Manager first uses database screening to narrow the Fund's investment universe, based on a company's historic level of revenue, cash flow and earnings growth. Next, the Manager uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. The Manager believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, the Manager conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their managements, competitors and suppliers. As a result of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Core Growth Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index or indices with which it is compared.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Fund by comparing the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                         1999
                         ----
                        13.13%

Best Quarter: 4th Quarter 1999, +17.82% Worst Quarter: 3rd Quarter 1999, -6.46% The Fund's year-to-date return through June 30, 2000 was 9.67%


================================================================================
                          Average Annual Total Returns
                     For the periods ended December 31, 1999
================================================================================
                                                            Since Inception
                                      1 Year                    1/20/98
--------------------------------------------------------------------------------
Core Growth Fund                      13.13%                     21.93%
S&P 500 Index                         21.04%                     24.20%
Russell 1000
Growth Index                          33.16%                     34.52%
================================================================================


STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

Both the chart and table assume reinvestment of dividends and distributions. The performance for the "since inception" period shown in the table reflects the effects of voluntary expense limitations in effect prior to 1999. Without these limitations, the Fund's returns would have been lower.

                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              0.55%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                           0.13%
                                            ------
Total Annual Fund Operating Expenses         0.68%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
   $69          $218         $379         $847

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB DISCIPLINED GROWTH FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Disciplined Growth Fund (the "Disciplined Growth Fund") is long-term capital appreciation. The DLB Disciplined Growth Fund was formerly known as the DLB Quantitative Equity Fund.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks and other equity securities. The Fund uses a proprietary analysis of market factors to guide investments primarily in common stocks of companies with medium and large capitalizations.

The Manager believes that a disciplined investment strategy based predominantly on quantitative factors can exploit systematic mispricings in the securities markets. The Manager seeks to exploit these mispricings by constructing a portfolio using a proprietary analytical model. This model uses a quantitative analysis, involving revisions to analysts' earnings estimates, valuation analysis and overall market sentiment analysis, to identify companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earnings estimates and positive market sentiment form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. The Manager then selects securities for the Fund based on these analyses, with weight also given to the impact of transaction costs and the portfolio's overall characteristics, including sector weightings, beta (volatility), market capitalization, yield and liquidity.

The Fund's characteristics, such as capitalization, yield, sector weight and beta, are expected, under normal circumstances, to approximate those of the Russell 1000 Growth Index.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Disciplined Growth Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index or indices with which it is compared.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

             1997      1998      1999
             ----      ----      ----
            32.23%    25.76%    21.35%

Best Quarter: 4th Quarter 1998, +23.85% Worst Quarter: 3rd Quarter 1998, -15.77% The Fund's year-to-date return through June 30, 2000 was 9.13%

================================================================================
                          Average Annual Total Returns
                     For the periods ended December 31, 1999
================================================================================
                                                      Since Inception
                                            1 Year        8/26/96
--------------------------------------------------------------------------------
Disciplined Growth Fund                     21.35%         29.06%
S&P 500 Index                               21.04%         28.15%
Russell 1000 Growth Index                   33.16%         33.69%
================================================================================


STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              0.75%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                           0.34%
                                            ------
Total Annual Fund Operating Expenses         1.09%
Fee Waiver                                  (0.19%)
                                            ------
Net Expenses (3)                             0.90%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' notice to the other party.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
  $92          $328          $582        $1,312

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB ENTERPRISE III FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Enterprise III Fund (the "Enterprise III Fund") is long-term capital appreciation primarily through investment in small to medium-size companies. AT THE TIME OF INVESTMENT BY THE FUND, EACH OF THESE COMPANIES WILL HAVE A MARKET CAPITALIZATION BETWEEN $400 MILLION AND $2 BILLION. The DLB Enterprise III Fund was formerly known as the DLB Mid Capitalization Fund.

                         PRINCIPAL INVESTMENT STRATEGIES

MARKET CAPITALIZATION: Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in the common stocks of companies that have a market capitalization between $400 million and $2 billion at the time of investment.

SECURITY SELECTION: In selecting securities for investment, the Manager strongly considers common stocks of those companies that satisfy the Fund's market capitalization criteria and whose current prices do not adequately reflect, in the Manager's opinion, the ongoing business value of the underlying companies.

Using a core value investment strategy, the Manager finds companies that are out of favor with investors. The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess one or more of the following characteristics:

o    Strong financials
o    Proven products or services
o    Dominant market share
o    Sustainable competitive advantage
o    Attractive valuation
o    Potential for improving margins
o    Potential for accelerating earnings

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Enterprise III Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

OUT-OF-FAVOR RISK: This is the risk of investing in unpopular stocks. Different stocks go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index or indices with which it is compared.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of two broad-based securities market indices and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

             1996        1997      1998      1999
             ----        ----      ----      ----
            14.75%      32.95%    -8.63%    -8.08%


Best Quarter: 2nd Quarter 1999, +17.55% Worst Quarter: 3rd Quarter 1998, -18.30% The Fund's year-to-date return through June 30, 2000 was -4.08%

================================================================================
                          Average Annual Total Returns
                     For the periods ended December 31, 1999
================================================================================
                                                           Since Inception
                                            1 Year             7/25/95
--------------------------------------------------------------------------------
Enterprise III Fund                         -8.08%               7.76%
Russell 2500 Index                          24.15%              16.54%
Russell 2000 Index                          21.26%              14.22%
Russell 2000 Value Index                    -1.49%              11.05%
================================================================================


In past years, the Fund has compared its returns to those of the Russell 2500 Index. In future Prospectuses, the Fund will compare its return to those of the Russell 2000 Index and the Russell 2000 Value Index. The reason for this change is that while the market capitalization of the companies included in the Russell 2500 Index has increased since inception, the Fund's investment policy continues to require the Fund to invest in companies with market capitalizations between $400 million and $2 billion at the time of investment by the Fund. As a result, the Fund believes that the Russell 2000 Index and the Russell 2000 Value Index, which have a lower weighted market capitalization than the Russell 2500 Index, provide a more appropriate comparison based on market capitalization.

The RUSSELL 2500 INDEX is a broad-based index that measures the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization.

The RUSSELL 2000 INDEX is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.


                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              0.60%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                           0.40%
                                            ------
Total Annual Fund Operating Expenses         1.00%
Fee Waiver                                  (0.10%)
                                            ------
Net Expenses (3)                             0.90%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.
(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
  $92          $308          $543        $1,216

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB SMALL COMPANY OPPORTUNITIES FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund") is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Manager to be realistically valued. The Small Company Opportunities Fund was formerly known as the DLB Micro Capitalization Fund.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of smaller companies. The Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $465 million as of June 30, 2000). The Fund may also invest to a lesser extent in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000 Index. The Manager will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Manager believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. The Manager will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, the Manager first uses computer screening and industry sources to narrow the Fund's investment universe. The Manager screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Manager then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, the Manager looks for the following characteristics:

o    Sustainable competitive advantage
o    Strong management
o    Long product cycles
o    Pricing flexibility
o    Small size as a competitive advantage
o    High sustained return on investment
o    Above-average earnings per share growth
o    Attractive valuation

Out of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.


                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Small Company Opportunities Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index or indices with which it is compared.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Fund by comparing the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                                   1999
                                   ----
                                  13.81%


Best Quarter: 2nd Quarter 1999, +21.58% Worst Quarter: 1st Quarter 1999, -10.10% The Fund's year-to-date return through June 30, 2000 was 29.05%

================================================================================
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
================================================================================
                                                             Since Inception
                                            1 Year               7/20/98
--------------------------------------------------------------------------------

Small Company Opportunities Fund            13.81%                -1.35%

Russell 2000 Index                          21.26%                 7.48%
Russell 2000 Value Index                    -1.49%                -8.21%
================================================================================

The RUSSELL 2000 INDEX is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.


                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              1.00%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                            .51%
                                            ------
Total Annual Fund Operating Expenses         1.51%
Fee Waiver                                  (0.21%)
                                            ------
Net Expenses (3)                             1.30%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.
(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
  $132         $457         $804         $1,784

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB GLOBAL SMALL CAPITALIZATION FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") is long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of purchase of up to $1.5 billion ("small cap companies").

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of domestic and foreign small cap companies. The Fund normally expects to invest approximately 40-60% of its assets outside the United States and the remaining 60-40% of its assets inside the United States.

The Manager is responsible for the Fund's domestic investments, while the Subadvisor, Babson-Stewart Ivory International, is responsible for the Fund's international investments. The Fund will invest only in exchange-traded securities and securities traded through established over-the-counter trading systems that the Manager or the Subadvisor believes provide comparable liquidity to exchange-traded securities. The Fund may invest up to 15% of its assets in the emerging markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former Soviet Union) and Africa.

The Manager selects domestic investments for the Fund generally based on value factors, while the Subadvisor selects foreign investments for the Fund generally based on growth factors.

DOMESTIC INVESTMENTS: To select domestic stocks for the Fund, the Manager seeks small cap companies that are out of favor with investors. The Fund's domestic investment strategy focuses on bottom-up stock-picking, using fundamental analysis rather than making market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess one or more of the following characteristics:

o    Strong financials
o    Proven track record
o    Dominant market share
o    Sustainable competitive advantage
o    Attractive valuation
o    Potential for improving margins
o    Potential for accelerating earnings

FOREIGN INVESTMENTS: For the Fund's overseas investments, the Subadvisor, using a bottom-up stock selection strategy, focuses on companies with high growth potential. Fundamental analysis identifies companies with above-average earnings growth, high profitability and cash flow and strong management. To find attractive prospects, the Subadvisor uses in-depth financial analysis and on-site visits, in addition to evaluating currency and political issues that might impact a company's profitability. While growth is the primary focus of the Fund's international investments, the Subadvisor also looks to valuation measures, such as price-to-earnings and price-to-book ratios, to make sure that a stock is reasonably priced before buying it for the Fund.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager and the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Global Small Cap Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index or indices with which it is compared.

OUT-OF-FAVOR RISK: This is the risk of investing in unpopular stocks. Different stocks go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse then other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some risk associated with using forward foreign currency contracts.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

             1996       1997      1998      1999
             ----       ----      ----      ----
             9.85%      4.66%     3.73%    23.38%

Best Quarter: 2nd Quarter 1999, +15.56% Worst Quarter: 3rd Quarter 1998, -17.24% The Fund's year-to-date return through June 30, 2000 was -4.33%

================================================================================
                          Average Annual Total Returns
                     For the periods ended December 31, 1999
================================================================================
                                                             Since Inception
                                            1 Year               7/19/95
--------------------------------------------------------------------------------
Global Small Cap Fund                       23.38%                 9.92%
Salomon Brothers EMI,                       23.48%                 8.20%
ex-U.S.
Russell 2500 Index                          24.15%                17.26%
Combined Index                              20.72%                13.44%
================================================================================

The SALOMON BROTHERS EXTENDED MARKET INDEX (EMI), EX-U.S., is a broad-based index that represents the bottom 20% of the cumulative available market capital of the Salomon Brothers Broad Market Index outside the United States. The Salomon Brothers Broad Market Index fully represents the universe of institutionally available global stocks. All companies with an available market capitalization of greater than U.S. $100 million are included in the index.

The RUSSELL 2500 INDEX is a broad-based index that consists of the 500 smallest securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index, representing approximately 17% of the Russell 3000 total market capitalization. This index is a commonly used measure of medium and small stock performance in the United States.

The COMBINED INDEX is a composite of the Salomon Brothers EMI, ex-U.S. Index, and the

Russell 2500 Index, weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in international and domestic securities, respectively, during the period. The Fund calculates the Combined Index solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.


                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              1.00%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2)                           1.03%
                                            ------
Total Annual Fund Operating Expenses         2.03%
Fee Waiver                                  (0.53%)
                                            ------
Net Expenses (3)                             1.50%
                                            ======


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Fund-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR       3 YEARS      5 YEARS      10 YEARS
  $153         $585        $1,044        $2,316

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB STEWART IVORY INTERNATIONAL FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Stewart Ivory International Fund (the "International Fund") is long-term growth of capital through investment primarily in equity securities of foreign companies. Income is an incidental consideration.

                        PRINCIPAL INVESTMENT STRATEGIES

WHERE THE FUND INVESTS: Under normal conditions, the Fund expects to invest substantially all (but no less than 65%) of its assets in equity securities of companies that:

o    are domiciled outside the Untied States;
o    have their primary business carried on outside the United States; or
o    have their principal securities trading market outside the United States.

The Fund will look to such factors as location of a company's assets, personnel, sales and earnings to determine whether that company's primary business is carried on outside the United States.

In addition to common stocks, the Fund may buy preferred stocks, convertible securities and other securities having equity features when the Subadvisor, Babson-Stewart Ivory International, believes the potential for appreciation will equal or exceed that available from investments in common stocks.

INVESTMENT APPROACH: In pursuing its investment objectives, the Fund invests in companies that the Subadvisor believes will benefit from:

o    global economic trends;
o    promising technologies or products; and
o specific country opportunities resulting from changing geopolitical, currency or economic relationships.

These companies generally are established companies whose securities are listed on a foreign exchange (although the Fund is permitted to buy securities traded over-the-counter).

To identify attractive investments, the Subadvisor uses a bottom-up stock selection strategy. While the Subadvisor considers stock selection the key to successful investment, cultural, economic, political and thematic factors play a significant role in the Fund's asset allocation process.

The Fund anticipates that its investments will be spread broadly around the world and will include companies of varying sizes as measured by assets, sales or capitalization.

CURRENCY HEDGING POLICY: The Fund's general approach is to leave currency exposure unhedged. The Subadvisor considers currency outlook when determining the Fund's geographical diversification. Derivatives are not used, nor is currency exposure actively managed, to seek enhancements to investment returns. The Fund may purchase foreign currencies or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions. In exceptional circumstances, the Fund may use forward foreign currency exchange contracts or other currency transactions to protect a position if fundamental or technical analysis suggests that is necessary.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The International Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire country, region, industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in a issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index with which it is compared.

TAX RISK: Investors in this Fund may be subject to significant tax liabilities arising from gains that arose in the Fund prior to their investment, but were recognized thereafter because of a change in the Fund's corporate form.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

RESTRICTED SECURITIES RISK: The Fund's investments in unregistered or restricted securities are subject to liquidity risk. This means that because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the inception of the Fund's predecessor, has varied from year-to-year. The table following the bar chart compares the Fund's average annual total return over time to those of a broad-based securities market index.

The Fund commenced operations on November 1, 1999 upon the Fund's predecessor, Babson-Stewart Ivory International Limited Partnership III (the "Limited Partnership"), transferring all of its assets to the Fund on that date in a tax free transaction. The performance shown in the bar chart and table below includes the performance results of the Limited Partnership for the period prior to the Fund's commencement of operations. In each case, the performance of the Limited Partnership has been adjusted to give effect to the estimated fees and expenses of the International Fund (without giving effect to any expense waivers or reimbursements) during the fiscal year ending October 31, 2000.

Although the Limited Partnership operated with investment objectives, policies and guidelines that were substantially the same as those of the Fund, the Limited Partnership, unlike the Fund, was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Limited Partnership was not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Limited Partnership had been registered under the 1940 Act and subject to Subchapter M of the Code, its performance might have been lower.

AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

             1994        1995      1996      1997      1998      1999
             ----        ----      ----      ----      ----      ----
            -1.88%       7.66%    12.06%     2.49%    15.80%    31.88%


Best Quarter: 4th Quarter 1999, +21.23% Worst Quarter: 3rd Quarter 1998, -12.50% The Fund's year-to-date return through June 30, 2000 was -2.14%

================================================================================
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
================================================================================
                                                             Since Inception
                                      1 Year       5 Years       5/1/93
--------------------------------------------------------------------------------
International Fund
(and predecessor
Limited Partnership)                  31.88%        13.56%        11.70%
MSCI EAFE Index                       27.30%        13.15%        12.33%
================================================================================


The MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, ASIA, FAR EAST INDEX (MSCI EAFE) is a broad-based index that is composed of approximately 1,000 stocks traded on 20 stock exchanges from around the world.

Both the chart and table assume reinvestment of dividends and distributions. The Fund's year-to-date return stated under the bar chart reflects the effects of voluntary expense limitations during the period. Without these limitations, the Fund's return would have been lower.


                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
 Purchase Premium
(as % of offering price)(1)(2)               0.50%

(1) The purchase premium is paid to and retained by the Fund itself and is designed to prevent transaction costs (such as brokerage fees and other costs of investing the amount invested by the shareholder) caused by shareholder activity from adversely affecting the Fund as a whole, by essentially allocating those costs to the shareholder generating the activity, rather than to the Fund as a whole. Footnote 2 below describes certain instances in which the Manager may reduce or waive the purchase premium with respect to a particular purchase.
(2) The purchase premium for the Fund may generally NOT be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium will only be waived for this Fund (i) if the purchase is part of a transfer from another Fund where the Manager is able to transfer securities between the Funds to effect the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is substantially underweighted with respect to its cash position so that a purchase will not require a securities transaction, (iii) if shares are purchased through reinvestment of dividends, or (iv) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              0.75%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2) (3)                       0.36%
                                            ------
Total Annual Fund Operating Expenses         1.11%
Fee Waiver                                  (0.11%)
                                            ------
Net Expenses (4)                             1.00%
                                            ======

(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.
(3) "Other Expenses" for the International Fund are based on estimated amounts for the current fiscal year.
(4) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR            3 YEARS
                   $151              $390

In the Examples, expenses include the Purchase Premium. The figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB STEWART IVORY EMERGING MARKETS FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund") is to produce long-term growth of capital primarily through equity investments that will generally be concentrated in what the Subadvisor considers to be the developing markets around the world ("developing markets").


                        PRINCIPAL INVESTMENT STRATEGIES

WHERE THE FUND INVESTS: Under normal circumstances, the Fund ill invest substantially all (but no less than 65%) of its total assets in equity securities--including common stocks, convertible securities, depository receipts and preferred stocks--of companies that:

o    are domiciled in developing markets;
o    have their principal operations based in developing markets; or
o    have their principal securities trading market within developing markets.

INVESTMENT APPROACH: In pursuing its investment objective, the Fund looks primarily for equity securities of well managed and financially sound growth companies operating in growth business areas. Although the Fund is primarily a growth investor, the Fund's Subadvisor, Babson-Stewart Ivory International, also considers the timing and valuation of potential investments, given the volatility of emerging stock markets.

Attractive companies are identified by the Subadvisor through a research intensive, bottom-up investment approach that includes visits to relevant countries and, where possible, company visits. While stock selection is considered the key to successful investment, cultural, economic, political and thematic factors play an important part in the Fund's asset allocation process.

As a result of the Fund's focus on growth companies operating in growth business areas, the Fund will likely have a strong service industry bias. Few listed manufacturing companies in emerging economies possess the niche characteristics (brand names, dominant market share, hurdles for entrants, etc.) conducive to predictable and sustainable growth.

Under normal circumstances, the Subadvisor will try to limit the risks associated with investing in the stock markets of emerging markets by spreading the Fund's investments geographically and sectorally. Generally, the Fund does not intend to invest more than 20% of its total assets in any one particular country.

Certain foreign countries do not permit the Fund to make direct investments in their markets until the Fund has complied with certain requirements. Therefore, during the initial period after commencement of operations, the Fund expects to invest in foreign and domestic funds and other pooled investment vehicles that invest primarily or exclusively in such countries to a greater extent than after such period. Investments in these funds and investment vehicles may cause you indirectly to incur higher fees and expenses, because both the Fund and the fund or investment vehicle in which it invests charge fees and expenses.

CURRENCY HEDGING POLICY: The Fund's general approach is to leave currency exposure unhedged. The Subadvisor considers currency outlook when determining the Fund's geographical diversification. Derivatives are not used, nor is currency exposure actively managed, to seek enhancements to investment returns. The Fund may, however, purchase foreign currencies or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Emerging Markets Fund is subject to several risks, any of which could cause an investor to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire country, region, industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

ALLOCATION RISK: The Fund is not managed with the goal of mirroring the securities in any particular benchmark index and the Fund's returns may vary substantially from the performance of the index with which it is compared.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

RESTRICTED SECURITIES RISK: The Fund's investments in unregistered or restricted securities are subject to liquidity risk. This means that because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCES

Because the Fund has been in existence for less than one full calendar year, information on the Fund's performance is not provided in this section.


                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Purchase Premium
(as % of offering price)(1)(2)               0.50%


(1) The purchase premium is paid to and retained by the Fund itself and is designed to prevent transaction costs (such as brokerage fees and other costs of investing the amount invested by the shareholder) caused by shareholder activity from adversely affecting the Fund as a whole, by essentially allocating those costs to the shareholder generating the activity, rather than to the Fund as a whole. Footnote 2 below describes certain instances in which the Manager may reduce or waive the purchase premium with respect to a particular purchase.
(2) The purchase premium for the Fund may generally NOT be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium will only be waived for this Fund (i) if the purchase is part of a transfer from another Fund where the Manager is able to transfer securities between the Funds to effect the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is substantially underweighted with respect to its cash position so that a purchase will not require a securities transaction, (iii) if shares are purchased through reinvestment of dividends, or (iv) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

Management Fees                              1.25%
Distribution and Service (12b-1) Fees (1)    None
Other Expenses (2) (3)                       0.70%
                                            ------
Total Annual Fund Operating Expenses         1.95%
Fee Waiver                                  (0.20%)
                                            ------
Net Expenses (4)                             1.75%
                                            ======

(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."
(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.
(3) "Other Expenses" for the Emerging Markets Fund are based on estimated amounts for the current fiscal year.
(4) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to September 4, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS
               $227         $640


In the Examples, expenses include the Purchase Premium. The figures shown would be the same whether or not you redeemed your shares at the end of a period.

DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

This section explains the principal investment risks associated with investments in the Funds. These risks are the primary reasons for possible decreases in the value of your investments in the Funds. The Fund summaries, on pages 1 to 33, identify which of these risks apply to each Fund. The types of risks and the extent to which they affect the value of your investment in the Funds may change over time, particularly as the types of investments made by the Funds change.

ALLOCATION RISK
The Manager will use its judgment when allocating the Fixed Income Fund's investments among various segments of the fixed income markets. The Manager may miss attractive investment opportunities by underweighting markets where there are significant returns. The Fixed Income Fund could lose value if the Manager overweights markets where there are significant declines.

With regard to all of the Funds, the Manager--and, in the case of the Global Small Cap Fund, the International Fund, and the Emerging Markets Fund, the Subadvisor-- has discretion to determine the investments made by a Fund. The Past Performance sections in the Fund summaries present index performance results for purposes of comparison, but no Fund is managed with the goal of mirroring the securities of any particular benchmark index. A Fund's investment style (e.g., value or growth) may result in that Fund being overweighted or underweighted compared with industry sectors or countries in the index and may result in that Fund holding securities within a particular sector or country that are different from the securities included in the index for that sector or country. Thus, a Fund's returns may vary substantially from the performance of the index with which it is compared.
APPLIES TO: ALL FUNDS

COMPANY RISK
A company's economic condition influences the prices of its securities. The price of any security held by any Fund may rise or fall for a number of reasons, including but not limited to the following:

o    management decisions
o    changes in management
o    changing demand for the company's goods or services
o    changes in or differences between actual and anticipated earnings
o    the potential for takeovers and acquisitions
o    increased production costs
o    stricter government regulations
o    a rating agency downgrade
APPLIES TO: ALL FUNDS


CREDIT RISK
The issuer of a fixed income security may not be able to pay principal and/or interest when due. The value of a fixed income security generally will fall if the issuer fails to pay principal or interest when due, a rating agency downgrades the issuer or other information negatively influences the market's perceptions of the issuer's credit risk.

Certain lower-rated investment grade fixed income securities and comparable unrated securities in which a Fund may invest have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

As explained in the Appendix, the Fixed Income Fund may hold up to 5% of its assets in non-investment grade securities. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. APPLIES TO: FIXED INCOME FUND

EMERGING GROWTH COMPANIES RISK
Investments in emerging growth companies may exhibit more abrupt or erratic market movements because they may have one or more of the following characteristics:

o limited product lines, markets and financial resources, including access to capital
o    management by one or a few key individuals
o    securities that are less liquid and fewer in number
o    securities that trade less frequently and in limited volume
o    shorter operating history
o    less experienced management

These characteristics, among others, may cause the securities of emerging growth companies to suffer steeper than average price declines after disappointing earnings reports and to be more difficult to sell at satisfactory prices.

APPLIES TO: SMALL COMPANY OPPORTUNITIES FUND,
            GLOBAL SMALL CAP FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

EQUITY SECURITIES RISK
All of the Funds except the Fixed Income Fund invest primarily in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.
APPLIES TO: ALL FUNDS EXCEPT FIXED INCOME FUND

FOREIGN CURRENCY RISK
Investments in securities denominated in foreign currencies are at times more volatile than investments in securities denominated in U.S. dollars. These securities involve the risk that their values, in terms of U.S. dollars, may fluctuate without any change in the inherent value of the securities due to changes in the currency exchange rate. In addition, certain foreign countries present the risk that they may impose currency exchange controls.

APPLIES TO: GLOBAL SMALL CAP FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

FOREIGN ISSUER RISK
Investments in the securities of foreign companies and securities traded primarily in foreign markets are generally less liquid and at times more volatile than investments in the securities of domestic companies and securities traded in domestic markets. They also involve a variety of special risks, including risks of:

o less rigorous accounting, auditing and financial reporting standards than are customary in the United States
o    adverse political or regulatory developments
o    higher trading and settlement costs
o    limited public information

o    limited, slower or more costly legal remedies
o    special tax considerations
o    a company borrowing in currencies different from its revenue stream
o communications between the United States and foreign countries being less reliable than within the United States
o a Fund's agent having difficulty keeping informed about corporate actions which may affect the prices of portfolio securities

If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance.
APPLIES TO: FIXED INCOME FUND,
            GLOBAL SMALL CAP FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

FOREIGN EMERGING MARKETS RISK
In addition, beyond the general risks associated with any foreign investment, certain foreign countries present the following risks:

o    expropriation of assets
o    imposition of currency exchange controls
o    confiscatory taxation
o    limitations on investments in certain issuers in those countries
o    limitations on expatriation of cash and/or assets
o    political, social or financial instability
o    adverse diplomatic developments
o    restricted stock market access
o    volatile stock markets
o    limited stock market regulation
o    low correlation with major international stock market performance

This set of risks represents the risks generally associated with "emerging markets." Emerging markets are those countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have demonstrated greater volatility than the markets of countries with economies that are more mature.

If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance. Investment in certain foreign countries or emerging markets may exacerbate this risk.
APPLIES TO: GLOBAL SMALL CAP FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

FORWARD FOREIGN CURRENCY CONTRACTS RISK
A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. A Fund would be required to segregate assets to cover forward foreign currency exchange contracts that require it to purchase foreign currency.

The purpose of entering into these contracts is to facilitate settlement of a Fund's transaction or to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, these contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in forward currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts. APPLIES TO: GLOBAL SMALL CAP FUND,
             INTERNATIONAL FUND,
             EMERGING MARKETS FUND


INTEREST RATE RISK
The values of fixed income securities, such as bonds, notes and asset-backed securities, generally vary inversely to changes in prevailing interest rates. For example, when interest rates rise, the values of fixed income securities tend to fall. This risk is generally greater for securities with longer maturities and durations. Fluctuations in the values of fixed income securities held by a Fund will not affect the income paid by the Fund but will affect the value of the Fund's shares.

Interest rate risk will have a greater influence on the price of a fixed income security if the security has a longer maturity or duration. Fixed income securities with longer maturities or durations therefore are more volatile than fixed income securities with shorter maturities or durations. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.
APPLIES TO: FIXED INCOME FUND

MARKET RISK
The value of the securities held by the Funds may fall due to changing economic, political or market conditions, the general outlook for corporate earnings, changing interest rates, investor sentiment or disappointing earnings results.
APPLIES TO:   ALL FUNDS

MORTGAGE- AND ASSET-BACKED SECURITIES RISK
Credit Risk--As with fixed income securities generally, mortgage- and asset-backed securities present the risk that the issuer will default on principal and interest payments. The U.S. Government or its agencies guarantee the payment of principal and interest on some mortgage-backed securities, but in other cases it may be difficult to enforce rights against the assets underlying other mortgage- and asset-backed securities when an issuer defaults. Nevertheless, insurance or other forms of guarantee may support mortgage- and asset-backed securities issued by private lending institutions or other financial intermediaries.

Maturity Risk--MORTGAGE-BACKED SECURITIES: A mortgage-backed security matures when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates change.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased prepayment rate on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund. In addition, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as those of other fixed income securities when interest rates fall. Furthermore, increased prepayments may have to be reinvested, in turn, at lower interest rates.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased prepayment rate lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized mortgage obligations (CMOs) are a type of mortgage-backed security. CMOs are issued in separate classes with different expected maturities. As its underlying mortgage pool experiences prepayments, a CMO pays off investors in classes in accordance with the CMO's governing instrument (generally, the CMO first pays investors who have purchased classes with shorter expected maturities). By investing in CMOs, a Fund may better manage the prepayment risk of mortgage-backed securities. However, unanticipated prepayments may cause the actual maturity of a CMO to be substantially shorter than its expected maturity, and prepayments at levels lower than expected may cause the actual maturity of a CMO to be longer than its expected maturity. These changes in a CMO's maturity could result in declines in the CMO's value.

ASSET-BACKED SECURITIES: Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities have prepayment risks similar to those of mortgage-backed securities. However, the levels of principal prepayment tend not to vary much with interest rates, and the short-term nature of the assets underlying asset-backed securities tends to dampen the impact of changes in the levels of prepayment. In addition, the following may cause holders of asset-backed securities to experience delays in payment on the securities, which may result in losses to a Fund holding the securities:

o unanticipated legal or administrative costs of enforcing the contracts on the assets
o    depreciation of the collateral securing the contracts
o    damage to or destruction of the collateral securing the contracts
APPLIES TO: FIXED INCOME FUND

NON-DIVERSIFICATION RISK
Each Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of relatively few issuers. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a diversified fund. Given that the Funds are not diversified, no Fund is intended to be a complete investment program.
APPLIES TO: ALL FUNDS

OUT-OF-FAVOR RISK
There are risks in investing in unpopular stocks. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as the Manager expected.

Furthermore, unpopular stocks involve the risk that the financial markets do not follow the company. Therefore, even if a company experiences improved performance, the price of its stock may drop, or it may not rise in conjunction with the improvement in performance as the Manager expected.
APPLIES TO: VALUE FUND,
            ENTERPRISE III FUND,
            GLOBAL SMALL CAP FUND

RESTRICTED SECURITIES RISK
Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in accordance with Rule 144A under the 1933 Act ("Restricted Securities"), present certain risks. Investments in Restricted Securities could cause the liquidity of a Fund to decrease if the market's interest for those securities decreases, particularly because the market for these securities may be limited to certain qualified investors.

Under these conditions, a Fund may not be able to sell those securities when it wants to, and a Fund may have to sell those securities at an unsatisfactory price. Market quotations may be less readily available for Restricted Securities, and thus judgment may play a greater role in the valuation of these securities than it would in the valuation of unrestricted securities.

In foreign markets, and particularly in emerging markets, investing in securities not registered under applicable securities laws may exacerbate the risks of investing in domestic Restricted Securities or in registered securities of companies located in foreign or emerging markets, as the case may be. In particular, the liquidity of such securities and the information available regarding such securities may be extremely limited.
APPLIES TO: FIXED INCOME FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND


SMALL COMPANY RISK
The securities of mid cap, small cap and micro cap companies may change in value more than those of larger, more established companies because mid cap, small cap and micro cap companies are more likely to:

o    depend upon a single proprietary product or market niche,
o    have limited product lines, markets or financial resources,
o    depend on a limited management group,
o    have fewer, less liquid securities outstanding, and
o    have securities that trade less frequently and in limited volume.

In general, the securities of mid cap, small cap and micro cap companies are more sensitive to purchase and sale transactions. Therefore, the prices of those securities tend to be more volatile than the prices of securities of larger companies.

In many instances, the securities of mid cap, small cap and micro cap companies are traded only over-the-counter or on a regional securities exchange. Furthermore, the frequency and volume of their trading are substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When disposing of these securities, a Fund may have to sell at discounts from quoted prices, settle for a less than satisfactory price, or make a series of small sales over an extended period of time.

APPLIES TO: DISCIPLINED GROWTH FUND,
            ENTERPRISE III FUND,
            SMALL COMPANY OPPORTUNITIES FUND,
            GLOBAL SMALL CAP FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND


TAX RISK
The International Fund is the successor to the Babson-Stewart Ivory International Limited Partnership III, a Delaware limited partnership (the "Limited Partnership"), which transferred all of its assets to the International Fund in a tax-free transaction on November 1, 1999. The Limited Partnership had been in operation since May 1, 1993, and as of October 31, 1999, the unrealized gains in the Limited Partnership's portfolio represented approximately 22.92% of the aggregate net asset value of the Limited Partnership. Accordingly, any new investors in the International Fund who are taxable on their income and gains would be subject to significant tax liabilities arising from gains that arose in the International Fund prior to their investment, but were recognized thereafter. These gains would economically represent a return of capital to the investor, but would be taxable as if the investor had recognized the gains. Therefore, investors who are taxable on their income and gains should carefully consider this significant tax risk prior to investing in shares of the International Fund and should be aware that they may be subject to significant tax liabilities at any time after investment, even in periods in which the Fund is experiencing losses.
APPLIES TO: INTERNATIONAL FUND

TEMPORARY DEFENSIVE POSITIONS


CORE GROWTH FUND

The Core Growth Fund may, from time to time, take temporary defensive positions in securities convertible into common stocks, preferred stocks, high grade bonds or other defensive issues in attempting to respond to adverse market, economic, political, or other conditions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

INTERNATIONAL FUND AND EMERGING MARKETS FUND
The International Fund and the Emerging Markets Fund may hold fixed income securities (including those of foreign governments or companies) for temporary defensive purposes when the Subadvisor believes that prevailing market, economic, political or currency conditions so warrant and for temporary investment. Similarly, each Fund may invest in cash and cash equivalents (including foreign money market instruments, such as banker's acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and liquidity. Although each Fund expects to be primarily invested in foreign issues, the Funds may--for temporary defensive purposes--invest in U.S. issues, including cash and cash equivalents and high quality, short-term obligations. In addition, each Fund may enter into repurchase agreements. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

HOW THE FUNDS ARE MANAGED

THE MANAGER

Each Fund is advised and managed by its Manager, David L. Babson & Company Inc. Founded in 1940, the Manager provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of June 30, 2000, the Manager had over $60 billion in assets under management. The Manager's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1295 State Street, Springfield, Massachusetts 01111.

Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of The DLB Fund Group. The Manager carries out its duties subject to the policies adopted by The DLB Fund Group's Board of Trustees.


THE SUBADVISOR

The Manager employs at its own expense the Subadvisor, Babson-Stewart Ivory International, to manage the international component of the Global Small Cap Fund's portfolio and the investment portfolios of the International Fund and the Emerging Markets Fund. The Subadvisor was established in 1987 and is a general partnership owned 50% by the Manager and 50% by Stewart Ivory & Company (International) Limited ("Stewart Ivory International"). Stewart Ivory International is a wholly-owned subsidiary of Stewart Ivory & Co. Ltd. ("Stewart Ivory"). Stewart Ivory, in turn, is a wholly owned subsidiary of Colonial Limited, which through its subsidiaries (collectively, "Colonial First State"), operates an international fund management business. Colonial Limited is a wholly owned subsidiary of the Commonwealth Bank of Australia, a large Australian bank. Stewart Ivory and its predecessor organizations have been managing investments internationally from Edinburgh since 1873. The Subadvisor also provides investment advisory services to institutional and other investors, including other registered investment companies. The Subadvisor is located at One Memorial Drive, Cambridge, Massachusetts 02142.


INVESTMENT ADVISORY FEES
For the fiscal period ended October 31, 1999, each Fund (other than the International and Emerging Markets Funds, which are new) paid the Manager an investment management fee as follows:

                                             Management Fee
                                           (as a % of Average
Name of Fund                                Daily Net Assets)
-------------------------------------------------------------
Fixed Income Fund                                 0.40%
Value Fund                                        0.55
Growth Fund                                       0.55
Disciplined Growth Fund                           0.75
Enterprise III Fund                               0.60
Micro Cap Fund                                    1.00
Global Small Cap Fund                             1.00


The current investment management fee paid by each Fund to the Manager is identified under "Expense Information" for each Fund, in the "About the Funds" section of the Prospectus.


PORTFOLIO MANAGERS

FIXED INCOME FUND: MARY WILSON KIBBE, Executive Vice President of the Manager, is primarily responsible for the day-to-day management of the Fixed Income Fund. She became primarily responsible for the day-to-day management of the Fund effective October 21, 1999, the date on which she joined the Manager. Ms. Kibbe has 23 years of investment experience. Ms. Kibbe is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

VALUE FUND: ANTHONY M. MARAMARCO, Senior Vice President of the Manager, is primarily responsible for the day-to-day management of the Value Fund. Mr. Maramarco, who has 18 years of investment experience, has been employed by the Manager (and a company which merged into the Manager) since 1993. Mr. Maramarco became primarily responsible for the day-to-day management of the Fund effective May 27, 1999 and had assisted in the management of the Fund since 1997. Mr. Maramarco is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

CORE GROWTH FUND: JAMES B. GRIBBELL, Senior Vice President of the Manager, is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with 10 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund since its inception. Mr. Gribbell is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

DISCIPLINED GROWTH FUND: MICHAEL CAPLAN, Senior Vice President of the Manager, is primarily responsible for the day-to-day management of the Disciplined Growth Fund. Mr. Caplan, who has 13 years of investment experience, has managed the Fund since its inception. Mr. Caplan has been employed by the Manager (and a company which merged into the Manager) since 1995, prior to which he was employed as a portfolio manager by State Street Global Advisors. Mr. Caplan is assisted in the day-to-day management of the Fund by Kathleen Golden.

ENTERPRISE III FUND: LANCE F. JAMES, Executive Vice President of the Manager, is primarily responsible for the day-to-day management of the Enterprise III Fund. Mr. James has been employed by the Manager in portfolio management since 1986. He became primarily responsible for the day-to-day management of the Fund effective March 20, 2000. Mr. James is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

SMALL COMPANY OPPORTUNITIES FUND: PAUL S. SZCZYGIEL and ROBERT K. BAUMBACH are primarily responsible for the day-to-day management of the Small Company Opportunities Fund. Mr. Szczygiel is a Senior Vice President of the Manager and a Chartered Financial Analyst. He has over 16 years of investment experience and has managed the Fund since its inception. Mr. Szczygiel has been employed by the Manager (and a company which merged into the Manager) in portfolio management since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Baumbach, also a Senior Vice President of the Manager and a Chartered Financial Analyst, has 15 years of investment experience. He has been employed by the Manager since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach has assisted in the management of the Fund since joining the Manager. Mr. Szczygiel and Mr. Baumbach are supported by a team of investment professionals at the Manager.

GLOBAL SMALL CAP FUND: LANCE F. JAMES, Executive Vice President of the Manager, and JAMES W. BURNS, Managing Director of the Subadvisor, are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. James has been employed by the Manager in portfolio management since 1986. He became primarily responsible for the day-to-day management of the Fund's domestic portfolio effective March 20, 2000. Mr. James is assisted in the day-to-day management of the Fund's domestic investments by a team of investment professionals at the Manager.

Mr. Burns, who has been employed by Colonial First State (and Stewart Ivory prior to its acquisition by Colonial First State) for over 9 years, has been a portfolio manager of the Fund's international investments since its inception. Mr. Burns is assisted by a team of investment professionals that have responsibilities for specific countries.

INTERNATIONAL FUND: JAMES W. BURNS, a Managing Director of the Subadvisor, is primarily responsible for the day-to-day management of the International Fund. Mr. Burns, who has been employed by Colonial First State (and Stewart Ivory prior to its acquisition by Colonial First State) for over 9 years, has been a portfolio manager of the Fund and its predecessor, Babson-Stewart Ivory International Limited Partnership III, since its inception. Mr. Burns is assisted by a team of investment professionals that have responsibility for specific countries.

EMERGING MARKETS FUND: ANGUS J. TULLOCH and STUART W. PAUL are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Tulloch, who is head of the Colonial First State's U.K. based Asia Pacific (ex-Japan) desk, has been employed by Colonial First State (and Stewart Ivory prior to its acquisition by Colonial First State) for over 10 years. Mr. Paul, a Chartered Financial Analyst, is the joint head of Colonial First State's Emerging Markets desk, and has been employed by Colonial First State (and Stewart Ivory prior to its acquisition by Colonial First State) since 1994. Prior to that, he was a Chartered Accountant with Ernst & Young. Mr. Tulloch and Mr. Paul have managed the Fund since its inception. They are assisted by a team of investment professionals that have responsibility for specific countries.


CERTAIN PERFORMANCE INFORMATION RELATED TO OTHER ACCOUNTS


BABSON GROWTH FUND The information presented below provides related performance information which may be useful to consider before investing in the DLB Core Growth Fund. THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE DLB CORE GROWTH FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF THE FUND. The expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the DLB Core Growth Fund, as well as any changes in market conditions, are all reasons that the performance results of the Fund may vary from the related performance results shown below.

In addition to serving as investment advisor to the DLB Core Growth Fund, the Manager has also served as the investment subadvisor to the Babson Growth Fund since its inception. The Babson Growth Fund is a registered investment company having substantially similar (although not necessarily identical) investment objectives, policies and strategies as the DLB Core Growth Fund. James B. Gribbell, the individual primarily responsible for the day-to-day management of the DLB Core Growth Fund, has been the individual primarily responsible for the day-to-day management of the Babson Growth Fund since January 1, 1996. From 1993 to 1995, Mr. Gribbell was the assistant portfolio manager of the Babson Growth Fund.

The bar chart below illustrates the variability of returns achieved by the Manager for the Babson Growth Fund. The table following the bar chart compares the average annual total returns that the Manager achieved for the Babson Growth Fund over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Babson Growth Fund invests. In each case, the performance of the Babson Growth Fund has been adjusted to give effect to the fees and expenses of the DLB Core Growth Fund (without giving effect to any expense waivers or reimbursements) during the 1999 fiscal year.

                  1990     1991     1992     1993     1994
                  ----     ----     ----     ----     ----
                 -9.52%   25.95%    9.01%   10.18%   -0.65%

                  1995     1996     1997     1998     1999
                  ----     ----     ----     ----     ----
                 31.31%   21.68%   27.85%   32.09%   12.40%


Best Quarter: 4th Quarter 1998, +26.20% Worst Quarter: 3rd Quarter 1990, -17.28% The Babson Growth Fund's year-to-date return through June 30, 2000 was -5.18%

================================================================================
                          Average Annual Total Returns
                              For Similar Account*
                     For the periods ended December 31, 1999
================================================================================
                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Babson Growth Fund          12.40%         23.81%         24.84%         15.22%
S&P 500 Index               21.04%         27.56%         28.56%         18.21%
Russell 1000
Growth Index                33.16%         34.07%         32.41%         20.32%
================================================================================
* As of December 31, 1999, the Babson Growth Fund had $500 million in assets.


The STANDARD & POORS 500 INDEX (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 Index securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth than the value universe.

SMALL COMPANY OPPORTUNITIES ACCOUNTS The information presented below provides related performance information which may be useful to consider before investing in the Small Company Opportunities Fund. THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE SMALL COMPANY OPPORTUNITIES FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF THE FUND. The expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the Small Company Opportunities Fund, as well as any changes in market conditions, are all reasons that the performance results of the Fund may vary from the related performance results shown below.

In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served since May 1, 1994, as the investment manager of other private accounts that have investment objectives, policies and strategies that are substantially similar (although not necessarily identical) to those of the Small Company Opportunities Fund (collectively, the "Small Company Opportunities Accounts").

Paul S. Szczygiel, the Small Company Opportunities Fund's portfolio manager, has also been the portfolio manager of the Small Company Opportunities Accounts since the inception of those accounts (May 1, 1994).

The performance information shown below is based on a composite o the Small Company Opportunities Accounts adjusted to give effect to the estimated fees and expenses of the Small Company Opportunities Fund (without giving effect to any expense waivers or reimbursements) during the 1999 fiscal year. The bar chart below illustrates the variability of returns achieved by the Manager for the Small Company Opportunities Accounts. The table following the bar chart compares the average annual total returns that the Manager achieved for the Small Company Opportunities Accounts over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Small Company Opportunities Accounts invest.

                  1995     1996     1997     1998     1999
                  ----     ----     ----     ----     ----
                 35.77%   56.70%   47.19%   -6.28%   10.83%


Best Quarter: 2nd Quarter 1999, +22.31% Worst Quarter: 3rd Quarter 1998, -21.57% The Micro Cap Accounts' year-to-date return through June 30, 2000 was 30.62%

================================================================================
                          Average Annual Total Returns
                              For Similar Account*
                     For the periods ended December 31, 1999
================================================================================
                                                                         Since
                                                                       Inception
                             1 Year        3 Years        5 Years        5/1/94
--------------------------------------------------------------------------------

Small Company Opp. Accounts  10.83%         15.20%         26.60%        25.05%

Russell 2000 Index           21.26%         13.08%         16.69%        14.65%
Russell 2000 Value Index     -1.49%          6.69%         13.14%        11.28%
================================================================================
* As of December 31, 1999, the Micro Cap Accounts consisted of 4 accounts totaling $64.8 million in assets.


The RUSSELL 2000 INDEX is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Unlike the Small Company Opportunities Fund, the Small Company Opportunities Accounts are comprised of accounts that were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Small Company Opportunities Accounts are comprised of accounts that were not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Small Company Opportunities Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected.

INVESTING IN THE FUNDS

HOW TO OPEN AN ACCOUNT
Before investing in a Fund you will need to open an account with The DLB Fund Group. You can open an account by completing and returning to The DLB Fund Group a signed account application. Account applications are available from The DLB Fund Group, whose address and toll free number are provided on the back of this prospectus.

When completing the application, please be sure to provide your social security number or taxpayer identification number on the application and designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts or any change in the accounts originally designated must be made by you in writing, with the signature medallion guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

HOW TO PURCHASE SHARES
You may purchase shares of each Fund directly from The DLB Fund Group on any day when the New York Stock Exchange ("NYSE") is open for business. The NYSE is closed on weekend days, most national holidays and Good Friday. Before placing an order for Fund shares, you should call the Manager at 1-888-722-2766, Attn:
The DLB Fund Group Coordinator.

PURCHASE PRICE: The purchase price of a share of a Fund, other than the International Fund and the Emerging Markets Fund, is the net asset value next determined after your purchase order is received in good order. Generally, a purchase order is in good order if the Funds' Transfer Agent, Investors Bank & Trust Company ("IBT"), has received the consideration for the Fund shares before the relevant deadline, which is described below under "Purchases."

Shares of the International Fund and the Emerging Markets Fund are sold at their offering price, which is the net asset value per share next determined after your purchase order is received in good order plus any purchase premium established from time to time by The DLB Fund Group for the particular Fund. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. For each of the International Fund and the Emerging Markets Fund, the purchase premium currently in effect is 0.50% of the amount invested. These premiums are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Purchase premiums are not sales loads. In certain limited circumstances, the purchase premiums for the International Fund or the Emerging Markets Fund may be waived in part or in full. These circumstances are described in footnote 2 to the Shareholder Fees table of the "Expense Information" section relating to such Fund.

In most cases, if the Funds' Transfer Agent, IBT, does not receive the consideration before the relevant deadline, The DLB Fund Group will not consider the purchase to be in good order. This means that you must resubmit the purchase order and consideration on the following business day, unless IBT can credit the consideration to the account of a specific Fund. The Funds do not impose a sales charge on purchases.

MINIMUM INVESTMENT: The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000. If you open multiple accounts with The DLB Fund Group, you may aggregate your investments in the Funds to satisfy the minimum investment requirement. You may also satisfy the minimum initial investment requirement by making an initial investment of at least $25,000 in a Fund and investing the remainder of the $100,000 minimum initial investment within 12 months.

PURCHASES: You may purchase shares of a Fund utilizing the following methods:

     CASH (by wire transfer only). You must transmit all federal funds to IBT to Account No. 777777722 for the account of the specific Fund. ("Federal funds" are monies credited to IBT's account with the Federal Reserve Bank of Boston.) The deadline for wiring federal funds is 2:00 p.m. Eastern time.

     SECURITIES (only by transferring common stocks on deposit at The Depository Trust Company ("DTC"), or appropriate fixed income securities, which the Manager has determined are acceptable). In the case of an investment in-kind, you must place your securities on deposit at DTC by 4:00 p.m. Eastern time, the deadline for transferring those securities to the account designated by the custodian for the Funds (IBT).

The Manager will not accept securities, in exchange for Fund shares, unless:

o the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund. (The Manager will accept securities, in exchange for Fund shares, for investment only and not for resale.);
o you represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and
o the securities may be acquired under the investment restrictions applicable to the relevant Fund.

The Manager will value securities it accepts in exchange for Fund shares in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined" as of the time of the next determination of net asset value after acceptance. All dividends, interest, subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to The DLB Fund Group upon receipt by you from the issuer. If you purchase Fund shares in exchange for securities, you may, if you are subject to federal income taxation, recognize a gain or loss for federal income tax purposes, depending upon your basis in the securities tendered. In all cases, the Manager reserves the right to reject any particular investment.

     CASH AND SECURITIES. You will need to follow the above instructions for purchases made with a combination of cash and securities.

Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The DLB Fund Group will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction. The DLB Fund Group reserves the right at any time to reject an order.


HOW TO SELL SHARES
You may redeem Fund shares on any day when the NYSE is open for business.

The Funds will redeem their shares at a price equal to their net asset value per share next determined after IBT receives the redemption request in good order. A redemption request is in good order if it:

o includes the correct name in which shares are registered, your account number and the number of shares or the dollar amount of shares to be redeemed; and
o is signed correctly in accordance with the form of registration. (Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.)

There is no redemption fee for any of the Funds.

REDEMPTION REQUESTS: You should send redemption requests to The DLB Fund Group. To help facilitate the timely payment of redemption proceeds, you should telephone the Manager at 1-888-722-2766, Attn: The DLB Fund Group Coordinator, at least two days before submitting a request.

PAYMENT OF REDEMPTION PROCEEDS: The DLB Fund Group will make payment on redemption as promptly as possible and in any event within seven days after IBT receives your redemption request in good order.

     CASH PAYMENTS. The DLB Fund Group will make cash payments generally by transfer of Federal funds for payment into your account the next business day following the redemption request.

     IN KIND. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. The DLB Fund Group will transfer and deliver in-kind redemptions as you direct. The Fund will value securities used to redeem Fund shares in kind in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined." You generally will incur brokerage charges on the sale of any securities that you receive in payment of redemptions.

Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for reasons other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.


HOW SHARE PRICE IS DETERMINED
The DLB Fund Group determines the net asset value of a share of each Fund at 4:15 p.m., Eastern time, on each day that the NYSE is open. The DLB Fund Group does not accept orders or compute a Fund's net asset value on days when the NYSE is closed.

The DLB Fund Group determines the net asset value per share for a Fund by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

The DLB Fund Group values portfolio securities based on market value or, where market quotations are not readily available, based on fair value. More specifically, The DLB Fund Group values portfolio securities (including options and futures contracts) for which market quotations are available at the last quoted sale price, or, if there is no reported sale, at the closing bid price. The DLB Fund Group values securities traded in the over-the-counter market at the most recent bid price as obtained from one or more dealers that make markets in the securities. For portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges, The DLB Fund Group will value the securities according to the broadest and most representative market. The DLB Fund Group values unlisted securities for which market quotations are not readily available at the most recent quoted bid price. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by The DLB Fund Group's Board of Trustees. Determination of fair value will be based upon those factors that are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer. The use of fair value pricing by the Funds may cause the net asset value of its hares to differ significantly from the net asset value that would be calculated using current market values.

FOREIGN SECURITIES: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, The DLB Fund Group will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event materially affecting the value of foreign securities occurs during this period, then The DLB Fund Group will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem the Fund's shares.

The prices of foreign securities are quoted in foreign currencies. The DLB Fund Group converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.


DISTRIBUTION AND SERVICE(RULE 12B-1) PLANS
The DLB Fund Group has adopted a distribution and service plan for each Fund (each, a "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Trustees, however, have no intention of implementing any Plan during The DLB Fund Group's current fiscal year. The purposes of a Plan, if implemented, would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, to reduce redemptions or to improve services provided to shareholders by such dealers and other persons. Each Plan would permit a Fund to pay an annual asset-based charge of up to 0.50% for these purposes, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Trustees would determine the amount of payments under each Plan, and the specific purposes for which they were made.

PRINCIPAL UNDERWRITER
Babson Securities Corp. ("BSC") serves as the principal underwriter of each Fund. In its capacity as principal underwriter, BSC solicits applications for the purchase of shares of each Fund and may assist investors in transmitting applications to each Fund or its agent. BSC does not, however, buy or sell or accept orders for the purchase or sale of shares of any Fund.

DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net realized long-term capital gains, if any, after giving effect to any available capital loss carryovers. The Fixed Income Fund's policy is to declare and pay distributions of its net investment income monthly. The policy of each other Fund is to declare and pay distributions of its net investment income at least annually. Each Fund also intends to distribute realized net short-term capital gains and net long-term capital gains at least annually.

Each Fund will pay all dividends and/or distributions in shares of the relevant Fund, at net asset value, unless you elect to receive cash. You may make this election by marking the appropriate box on the application form or by writing to The DLB Fund Group.

TAXES

The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. You should consult your own tax advisor about the tax consequences of investments in a Fund in light of your particular tax situation. You should also consult your own tax advisor about consequences under foreign, local or other applicable tax laws.

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of long-term capital gains are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). This issue can arise in any Fund, in particular with respect to distributions on shares of the International Fund, which had unrealized gains at the time of its formation.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. Any loss recognized on the sale or disposition of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares of the Fund. All or a portion of any loss realized upon a taxable disposition of a Fund's shares will be disallowed if other shares of the same Fund or another Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The DLB Fund Group will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


FOREIGN WITHHOLDING TAXES: The investments of the Global Small Cap Fund, the International Fund and the Emerging Markets Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Funds' yields on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations (since each Fund is less than 5 years old). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for each of the periods through October 31, 1999, have been derived from the Funds' financial statements, which have been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report. The information for the six-month period ended April 30, 2000, which is unaudited, is included in each Fund's Semi-Annual Report. Each Fund's Annual and Semi-Annual Reports are available upon request as indicated on the back cover of this Prospectus.

DLB FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Mos.
                                                            Ended      Ten Months
                                                          April 30,      Ended                Years Ended December 31,  Period Ended
                                                            2000      October 31,  ------------------------------------ December 31,
                                                         (Unaudited)     1999         1998         1997         1996       1995**
-----------------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
   Net asset value- beginning of period                  $     10.12  $     10.72  $     10.61  $     10.11  $    10.26  $    10.00
                                                         -----------  -----------  -----------  -----------  ----------  ----------
   Income from investment operations:
     Net investment income                                       .31          .48          .63          .42         .53         .28
     Net realized and unrealized gain (loss) on
     investments                                                (.20)        (.60)         .20          .49        (.15)        .37
                                                         -----------  -----------  -----------  -----------  ----------  ----------
                                                                 .11         (.12)         .83          .91         .38         .65
                                                         -----------  -----------  -----------  -----------  ----------  ----------
   Less distributions to shareholders:
     From net investment income (1)                             (.31)        (.48)        (.63)        (.41)       (.53)       (.28)
     From net realized gain on investments                      (.01)        --           (.09)        --          --          (.11)
                                                         -----------  -----------  -----------  -----------  ----------  ----------
                                                                (.32)        (.48)        (.72)        (.41)       (.53)       (.39)
                                                         -----------  -----------  -----------  -----------  ----------  ----------
   Net asset value- end of period                        $      9.91  $     10.12  $     10.72  $     10.61  $    10.11  $    10.26
                                                         ===========  ===========  ===========  ===========  ==========  ==========

   Total return                                                 1.07%      (1.08%)       8.04%        9.03%       3.70%      14.75%*

   Ratios and Supplemental Data:
     Ratio of expenses to average net assets                     .55%*       .55%*        .55%         .55%        .55%       .55%*
     Ratio of net investment income to average net assets       6.08%*      5.63%*       5.71%        5.74%       6.36%       6.24%*
     Portfolio turnover                                           44%         58%          50%          44%         65%         42%
     Net assets at end of period (000 omitted)           $    21,914  $    36,540  $    33,858  $    32,155  $   15,261  $    5,325

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:



     Net investment income                               $       .25  $       .46  $       .60  $       .38  $      .44  $      .19

     Ratios (to average net assets):
       Expenses                                                  .88%*        .79%*       .80%        1.06%       1.66%       2.50%*
       Net investment income                                    5.75%*       5.40%*      5.45%        5.22%       5.25%       4.33%*
---------------------------------------------------------------------------------------------------------------------------------
  *      Annualized
  **     For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1)    Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

DLB VALUE FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months     Ten Months
                                                     Ended          Ended             Years Ended December 31,          Period Ended
                                                   April 30,      October 31,     ---------------------------------     December 31,
                                                      2000           1999          1998         1997         1996          1995**
                                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
  Per share data
  (for a share outstanding throughout each period):
    Net asset value- beginning of period             $ 14.91        $ 14.48       $ 14.91      $ 12.53      $ 10.58       $ 10.00
                                                     -------        -------       -------      -------      -------       -------
    Income from investment operations:
       Net investment income                             .11            .29           .27          .15          .16           .09
       Net realized and unrealized gain on
          investments                                  (1.03)           .14           .50         3.15         2.38           .73
                                                     -------        -------       -------      -------      -------       -------
                                                       (0.92)          0.43           .77         3.30         2.54           .82
                                                     -------        -------       -------      -------      -------       -------
    Less distributions to shareholders:
       From net investment income (1)                   (.33)            -           (.27)        (.15)        (.16)         (.09)
       From net realized gain on investments (1)       (1.04)            -           (.93)        (.70)        (.41)         (.15)
       In excess of net realized gain on investment       -              -             -          (.07)        (.02)           -
                                                     -------        -------       -------      -------      -------       -------
                                                       (1.37)            -          (1.20)        (.92)        (.59)         (.24)
                                                     -------        -------       -------      -------      -------       -------
    Net asset value- end of period                   $ 12.62        $ 14.91       $ 14.48      $ 14.91      $ 12.53       $ 10.58
                                                     =======        =======       =======      =======      =======       =======

    Total Return                                       (6.31%)         2.98%         5.25%       26.35%       23.99%        18.64% *

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets           .79% *         .74% *        .60%         .71%         .80%          .80% *
       Ratio of net investment income to
          average net assets                            1.61% *        2.22% *       1.85%        1.40%        1.56%         2.02% *
       Portfolio turnover                                 25%            28%           21%          25%          23%            7%
       Net assets at end of period (000 omitted)      $71,951        $74,383       $71,911      $56,449      $19,228       $10,818

For certain periods indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                          $    -         $    -        $ .25        $ .13        $ .09         $ .02

       Ratios (to average net assets):
         Expenses                                          -              -          .75%         .92%        1.50%         2.43% *
         Net investment income                             -              -         1.69%        1.19%         .86%         0.40% *
------------------------------------------------------------------------------------------------------------------------------------
  *      Annualized

  **     For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

  (1)    Distributions from net investment income and from net realized gain on investments for the ten months ended October 31,
         1999 was less than $.01 per share.

DLB CORE GROWTH FUND
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
                                                                       Six Months         Ten Months      Period Ended
                                                                    Ended April 30,    Ended October 31,   December 31,
                                                                           2000               1999             1998**
                                                                      (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
  Per share data
  (for a share outstanding throughout each period):
     Net asset value- beginning of period                                 $12.93             $12.82            $10.00
                                                                          ------             ------            ------

     Income from investment operations:
        Net investment income                                                -                 0.02              0.05
        Net realized and unrealized gain on investments                     2.94               0.09              3.09
                                                                           -----              -----             ----

                                                                            2.94               0.11              3.14
                                                                           -----              -----             ----
     Less distributions to shareholders:
        From net investment income (1)                                     (0.02)               -               (0.05)
        From net gain on investments (1)                                   (0.61)               -               (0.27)
                                                                           -----              -----             ----

                                                                           (0.63)               -               (0.32)
                                                                           -----              -----             ----

     Net asset value- end of period                                       $15.24             $12.93            $12.82
                                                                          ======             ======            ======

     Total return                                                         23.35%              0.85%            31.33%

     Ratios and Supplemental Data:
        Ratio of expenses to average net assets                             .69% *             .68% *            .80% *
        Ratio of net investment income to average net assets               (.04%)*             .19% *            .48% *
        Portfolio turnover                                                   54%                66%               34%
        Net assets at end of period (000 omitted)                       $162,509           $115,991           $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

        Net investment income                                           $    -             $    -             $   .03

        Ratios (to average net assets):
          Expenses                                                           -                  -                .95% *
          Net investment income                                              -                  -                .32% *
-----------------------------------------------------------------------------------------------------------------------
  *      Annualized

  **     For the period from January 20, 1998 (commencement of operations) to December 31, 1998.

  (1)    Distributions from net investment income and from net gain on investments for the ten months ended October 31,
         1999 was less than $.01 per share.

DLB DISCIPLINED GROWTH FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months     Ten Months    Years Ended December 31,
                                                                   Ended          Ended      ------------------------- Period Ended
                                                                  April 30,     October 31,                             December 31,
                                                                    2000           1999         1998          1997         1996 **
                                                                 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
Net asset value- beginning of period                            $    17.25     $    15.89    $    14.55    $    11.66    $    10.00
                                                                ----------     ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income (loss)                                       (.02)          (.03)          .01           .03           .01
   Net realized and unrealized gain on investments                    3.85           1.39          3.72          3.73          1.84
                                                                ----------     ----------    ----------    ----------    ----------
                                                                      3.83           1.36          3.73          3.76          1.85
                                                                ----------     ----------    ----------    ----------    ----------
Less distributions to shareholders:
   From net investment income (1)                                      --             --           (.01)         (.03)         (.01)
   From net realized gain on investments (1)                         (2.08)           --          (2.38)         (.83)         (.18)
   In excess of net realized gain on investment                        --             --            --           (.01)          --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     (2.08)           --          (2.39)         (.87)         (.19)
                                                                ----------     ----------    ----------    ----------    ----------
Net asset value- end of period                                  $    19.00     $    17.25    $    15.89    $    14.55    $    11.66
                                                                ==========     ==========    ==========    ==========    ==========
Total Return                                                         23.50%          8.60%        25.71%        32.23%        18.51%

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                             .90% *         .90%   *      .90%          .90%        .90% *
   Ratio of net investment income (loss) to average net assets        (.24%)*        (.20%)  *      .08%          .23%        .43% *
   Portfolio turnover                                                   57%            97%           81%           46%         10%
   Net assets at end of period (000 omitted)                    $   52,313     $   41,683    $   35,308    $   25,069       $13,897

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

   Net investment loss                                          $     (.03)    $     (.06)   $     (.02)   $     (.06)   $     (.01)

   Ratios (to average net assets):
     Expenses                                                         1.07% *        1.09%   *    1.14%         1.55%        1.82% *
     Net investment loss                                              (.41%)*        (.39%)  *    (.17%)        (.43%)       (.50%)*
------------------------------------------------------------------------------------------------------------------------------------
  *      Annualized

  **     For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

  (1)    Distributions from net investment income and from realized gains on investments for the ten months ended October 31, 1999 were less than $.01 per share.

DLB ENTERPRISE III FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months     Ten Months           Years Ended December 31,
                                                   Ended          Ended       -------------------------------------     Period Ended
                                                  April 30,     October 31,                                             December 31,
                                                    2000           1999          1998          1997          1996         1995**
                                                 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
Net asset value- beginning of period              $   10.93     $   11.90     $   14.19     $   11.51     $   10.75     $   10.00
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
   Net investment income                                .04           .07           .10           .08           .15           .08
   Net realized and unrealized gain (loss) on
   investments                                         (.75)        (1.04)        (1.36)         3.72          1.44           .84
                                                  ---------     ---------     ---------     ---------     ---------     ---------

                                                       (.71)         (.97)        (1.26)         3.80          1.59           .92
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions to shareholders:
   From net investment income (1) (2)                  (.09)         --            (.10)         (.08)         (.15)         (.08)
   From net realized gain on investments (1) (2)       (.51)         --            (.93)        (1.04)         (.68)         (.09)
   In excess of realized gain on investments (1)       (.02)         --            --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
                                                       (.62)         --           (1.03)        (1.12)         (.83)         (.17)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value- end of period                    $    9.60     $   10.93     $   11.90     $   14.19     $   11.51     $   10.75
                                                  =========     =========     =========     =========     =========     =========

Total Return                                         (6.77%)       (8.11%)       (8.63%)       32.95%        14.75%        21.17% *

Ratios and Supplemental Data:
   Ratio of expenses to average net assets             .90% *        .90% *        .76%          .90%          .90%          .90% *
   Ratio of net investment income to
     average net assets                                .94% *        .71% *        .77%          .78%         1.28%         1.90% *
   Portfolio turnover                                   20%           48%           28%           32%           25%            6%
   Net assets at end of period (000 omitted)      $  34,316     $  32,612     $  29,940     $  27,358     $  13,690     $  10,929

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

       Net investment income                      $     .04     $     .06     $     .06     $     .04     $     .05     $     .01

       Ratios (to average net assets):
         Expenses                                     1.07% *       1.00% *       1.02%         1.33%         1.77%         2.50% *
         Net investment income                         .77% *        .61% *        .51%          .36%          .41%          .32% *
------------------------------------------------------------------------------------------------------------------------------------
  *      Annualized

  **     For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

  (1)    Distributions in excess of net investment income and distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

  (2)    Distributions from net investment income and from net realized gains on investments for the ten months ended October 31,
         1999 were less than $.01 per share.

DLB SMALL COMPANY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------
                                                  Six Months
                                                    Ended      Ten Months    Period
                                                   April 30,     Ended        Ended
                                                     2000     October 31,  December 31,
                                                  (Unaudited)    1999         1998**
------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
  Net asset value--beginning of period             $  8.89      $  8.61      $ 10.00
                                                   -------      -------      -------
  Gain (loss) from investment operations:
     Net investment loss                               .01         (.01)        (.01)
     Net realized and unrealized gain (loss)
        on investments                                2.63          .29        (1.38)
                                                   -------      -------      -------
                                                      2.64          .28        (1.39)
                                                   -------      -------      -------
Lss distributions to shareholders:
  From net realized gain on investments               (.15)         --           --
                                                   -------      -------      -------
  Net asset value--end of period                   $ 11.38      $  8.89      $  8.61
                                                   =======      =======      =======

  Total return                                       30.54%        2.92%      (13.90%)

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets          1.30%*       1.30%*       1.30%*
     Ratio of net investment loss to average
       net assets                                      .40%*       (.18%)*      (.28%)*
     Portfolio turnover                                 64%          68%          51%
     Net assets at end of period (000 omitted)     $48,987      $31,819      $19,910

The Manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

  Net investment loss                              $   .01      $  (.02)     $  (.03)

  Ratios (to average net assets):
     Expenses                                         1.43%*       1.51%*       1.77%*
     Net investment loss                               .27%*       (.39%)*      (.76%)*

------------------------------------------------------------------------------------
*        Annualized
**       For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

DLB GLOBAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months   Ten Months
                                                                 Ended        Ended         Years Ended December 31,    Period Ended
                                                               April 30,    October 31,  ------------------------------ December 31,
                                                                 2000         1999        1998        1997        1996      1995**
                                                              (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
  Net asset value- beginning of period                          $11.80       $10.78      $11.27      $11.19      $10.33     $10.00
                                                                ------       ------      ------      ------      ------     ------
  Income from investment operations:
    Net investment income                                         (.01)         .01         .01         .02         .01        .07
    Net realized and unrealized gain on investments
       and foreign currency                                        .95         1.01         .40         .50        1.01        .33
                                                                ------       ------      ------      ------      ------     ------
                                                                   .94         1.02         .41         .52        1.02        .40
                                                                ------       ------      ------      ------      ------     ------
  Less distributions to shareholders:
    From net investment income                                    --           --          (.01)       (.01)       (.01)      (.07)
    In excess of net investment income                            --           --          (.08)       --          --         --
    From net realized gain on investments and foreign
       currency transactions (1)                                  (.59)        --          (.81)       (.02)       (.11)      --
    In excess of net realized gain on investments and
       foreign currency transactions                              --           --          --          (.01)       (.04)      --
    Tax return of capital                                         --           --          --          (.40)       --         --
                                                                ------       ------      ------      ------      ------     ------
                                                                  (.59)        --          (.90)       (.44)       (.16)      (.07)
                                                                ------       ------      ------      ------      ------     ------
  Net asset value- end of period                                $12.15       $11.80      $10.78      $11.27      $11.19     $10.33
                                                                ======       ======      ======      ======      ======     ======

      Total return                                               7.90%        9.48%       3.73%       4.66%       9.85%      4.07%

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                 1.50% *      1.50% *      1.50%       1.50%       1.50%      1.46% *
        Ratio of net investment income to average net assets     .16% *       .10% *       .10%        .22%        .09%      1.46% *
        Portfolio turnover                                        30%          45%          36%         44%         22%         5%
        Net assets at end of period (000 omitted)              $17,814      $15,615     $14,310     $13,887     $12,586    $10,509

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:

        Net investment income (loss)                            $ (.04)      $ (.04)     $ (.08)     $ (.05)     $ (.10)     $ .02

        Ratios (to average net assets):
           Expenses                                              1.97% *      2.03% *     2.00%       2.14%       2.36%      2.50% *
           Net investment income (loss)                          (.62%)*      (.43%)*     (.40%)      (.42%)      (.77%)      .42% *
------------------------------------------------------------------------------------------------------------------------------------
  *      Annualized

  **     For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

  (1)    Distributions from net realized gain on investments for the ten months ended October 31, 1999 was less than $.01 per share.

DLB STEWART IVORY INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------
                                                                  Six Months
                                                                    Ended
                                                                April 30, 2000
                                                                 (Unaudited)
------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
  Net asset value--beginning of period                             $    10.00
                                                                   ----------
  Income from investment operations:
     Net investment income                                                --
     Net realized and unrealized gain on investments                     1.60
       and foreign currency                                        ----------



  Net asset value--end of period                                   $    11.60
                                                                   ==========

  Total return                                                          16.00%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                             1.00%
     Ratio of net investment income to average net assets                 .02%
     Portfolio turnover                                                    30%
     Net assets at end of period (000 omitted)                     $   65,776

The Manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.00% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

     Net investment loss                                           $     (.01)

     Ratios (to average net assets):
       Expenses                                                          1.11%*
       Net investment loss                                               (.08%)*
--------------------------------------------------------------------------------
*  Annualized

DLB STEWART IVORY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------
                                                                  Six Months
                                                                    Ended
                                                                April 30, 2000
                                                                 (Unaudited)
------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
  Net asset value--beginning of period                             $    10.00
                                                                   ----------

  Income from investment operations:
     Net investment income                                                --
     Net realized and unrealized gain on investments                     1.61
       and foreign currency                                        ----------

  Net asset value--end of period                                   $    11.61
                                                                   ==========

  Total return                                                         16.10%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                            1.75%*
     Ratio of net investment income to average net assets               (.08%)*
     Portfolio turnover                                                   43%
     Net assets at end of period (000 omitted)                     $   30,075


The Manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.75% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:


     Net investment loss                                           $     (.02)

     Ratios (to average net assets):
       Expenses                                                          1.95%*
       Net investment loss                                               (.29%)*
--------------------------------------------------------------------------------
*   Annualized

APPENDIX

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment transactions and practices, in addition to the Funds' principal investment strategies described in the section entitled "About the Funds." These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of The DLB Fund Group without the consent of shareholders. Some of the more significant practices and associated risks are discussed below. You will find additional information about the Funds' investment policies and associated risks in the Statement of Additional Information.


CASH RESERVES
Each Fund generally intends to stay fully invested in the types of securities that represent its principal investment strategies. However, each Fund may hold a portion of its assets in cash, money market instruments or other high-quality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements, at the discretion of the Manager and/or Subadvisor to provide for expenses and anticipated redemption payments and to carry out an orderly investment program in accordance with the Fund's investment policies.


CHANGE IN CAPITALIZATION/CHANGE IN CREDIT RATING
At the time of making an investment, the principal investment strategies of the Value Fund, the Enterprise III Fund, the Small Company Opportunities Fund and the Global Small Cap Fund generally limit investments by those Funds to issuers that meet certain market capitalization requirements. For example, the Enterprise III Fund invests primarily in companies that have market capitalizations at the time of investment between $400 million and $2 billion. However, once the initial investment has complied with the market capitalization requirements, the Fund may continue to hold, and may even add to its holdings of, securities of companies whose market capitalizations later transgress the specified maximum (or minimum) capitalization. Thus, for instance, the Enterprise III Fund does not have to sell, and may hold or add to its holdings of, the securities of an issuer even if that issuer's market capitalization increases above $2 billion after the Fund makes its investment in the issuer.

Similarly, the Fixed Income Fund may hold securities that lose investment grade quality after the Fund's investment in those securities if, in the opinion of the Manager, the investment remains appropriate under the circumstances. If at any time, however, more than 5% of the Fixed Income Fund's assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce the holdings to 5% or less.


CHANGES TO INVESTMENT OBJECTIVES
Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of each Fund without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

EURO RISK
The Global Small Cap Fund, the International Fund and, to a lesser extent, the other Funds may be subject to an additional risk regarding their foreign securities holdings. On January 1, 1999, eleven countries in the European Monetary Union adopted the Euro as their official currency. However, their current currencies (for example, the franc, the mark and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the Euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and may adversely impact the value and/or volatility of the securities held by the Funds.


STATEMENT OF ADDITIONAL INFORMATION
In the Statement of Additional Information you will find a list of fundamental and non-fundamental investment restrictions applicable to the Funds. The Statement of Additional Information also describes the following investment techniques and practices that may be used by the Funds, as indicated below:

ALL FUNDS:
     o Money Market Instruments
     o Preferred Stocks
     o Convertible Securities
     o When-Issued Securities
     o Restricted / Illiquid Securities
     o Repurchase Agreements
     o Portfolio Turnover
     o Lending of Portfolio Securities
     o Derivatives
     o Warrants and Rights
     o REITs
     o Foreign Securities

FIXED INCOME FUND:
     o Adjustable Rate Securities
     o Interest Rate Swaps and Related Instruments
     o Municipal Bonds
     o Strips and Residuals
     o Zero Coupon Securities
     o Loans and Other Direct Debt Instruments
     o Reverse Repurchase Agreements and Dollar Roll Transactions

DISCIPLINED GROWTH FUND:
     o Financial Futures
     o Options

GLOBAL SMALL CAP FUND, INTERNATIONAL FUND AND EMERGING MARKETS FUND:
     o Pooled Investment Vehicles
     o Foreign Currency Transactions

You will also find additional information regarding the Global Small Cap Fund's policies with respect to the geographic diversification of its investments in the Statement of Additional Information.

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142


LEARNING MORE ABOUT THE FUNDS
You can learn more about the Funds in The DLB Fund Group by reading the Funds' ANNUAL AND SEMI-ANNUAL REPORTS and the STATEMENT OF ADDITIONAL INFORMATION
(SAI). This information is available free upon request.

In the Annual and Semi-Annual Reports, you will find a listing of portfolio securities and a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report. The SAI includes additional information about each Fund's investment policies, risks and operations. The SAI is incorporated by reference into this Prospectus (WHICH MEANS IT IS LEGALLY CONSIDERED A PART OF THIS PROSPECTUS).

HOW TO OBTAIN MORE INFORMATION FROM THE DLB FUND GROUP: You may request information about the Funds (including the Annual and Semi-Annual Reports and the SAI) or make shareholder inquiries by any of the following methods:

     BY REGULAR MAIL OR OVERNIGHT COURIER
        The DLB Fund Group
        c/o David L. Babson & Company Inc.
        Marketing Department
        Attention: The DLB Fund Group Coordinator
        One Memorial Drive
        Cambridge, Massachusetts 02142

     BY TELEPHONE
        1-888-722-2766
        Call for account or Fund information
        Monday through Friday 9 a.m. to 5 p.m.
        (Eastern time).

     BY TELEFAX  1-617-494-1511

FROM THE SEC: Information about the Funds (including the SAI) can be reviewed and copied at the SEC's public reference room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also make an electronic request at: publicinfo@sec.gov or write to: SEC, Public Reference Section, Washington, D.C., 20549-0102. A fee will be charged for making copies.

Investment Company Act File Number 811-08690